UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 3, 2014

ALICO, INC.

(Exact name of Registrant as specified in its Charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10070 Daniels Interstate Court

Fort Myers, Florida,  33913

(Address of principal executive offices)

Registrant’s Telephone Number:  (239) 226-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 3, 2014, Alico, Inc. (the “Company”) announced that it had acquired or entered into agreements to acquire three Florida citrus businesses.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release of Alico, Inc., dated December 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alico, Inc.

Date: December 3, 2014	By:	/s/ W. Mark Humphrey
Name: W. Mark Humphrey
Title: Senior Vice President and Chief Financial Officer